UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION STATEMENT

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POINT THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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POINT THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 3, 2004

TO THE STOCKHOLDERS OF POINT THERAPEUTICS, INC.:

Notice is hereby given that our Annual Meeting of Stockholders will be held on August 3, 2004 at 10:00 a.m. at the offices of Ropes & Gray LLP, One International Place, 36th Floor, Boston, Massachusetts 02110 (the “Meeting”) for the purpose of considering and voting upon the following matters:

1.	To elect seven members to the Board of Directors to hold office until the next Annual Meeting of Stockholders.

2.	To consider and act upon a proposal to amend our corporate charter to increase the number of authorized shares of common stock from 35,000,000 shares to 75,000,000 shares; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

The Board of Directors has fixed the close of business on June 30, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

A copy of our Annual Report on Form 10-K/A for the year ended December 31, 2003, which contains certain consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

By Order of the Board of Directors,

Michael P. Duffy, Senior Vice President, General Counsel and Secretary

July 6, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

POINT THERAPEUTICS, INC.

125 Summer Street

Boston, Massachusetts 02110

PROXY STATEMENT

GENERAL INFORMATION

For the Annual Meeting of Stockholders

To Be Held on August 3, 2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Point Therapeutics, Inc., a Delaware corporation (“Point” or the “Company”), of proxies for use at the Annual Meeting of Stockholders to be held on August 3, 2004 at 10:00 a.m. at the offices of Ropes & Gray LLP, One International Place, Boston, 36th Floor, Massachusetts 02110 and at any adjournments thereof (the “Meeting”). In this Proxy Statement, all references to “the Company”, “Point”, “we”, “us”, and “our” refer to Point Therapeutics, Inc. and any of its subsidiaries.

Proxies will be voted in accordance with the instructions of the stockholders. If no choice is specified, proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. A proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Corporate Secretary of Point. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

Only stockholders of record at the close of business on June 30, 2004, will be entitled to notice of, and to vote at, the Meeting, or any adjournment or postponement of such Meeting. On June 30, 2004, an aggregate of 18,248,298 shares of common stock of Point, $0.01 par value per share (the “common stock”), were outstanding and entitled to vote. Each share of common stock entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed proxy and our Annual Report on Form 10-K/A, for the year ended December 31, 2003, is first being sent or given to stockholders on or about July 6, 2004. We will, upon written request of any stockholder, furnish without charge, a copy of the enclosed filings with the Securities and Exchange Commission (the “SEC”) and all exhibits. Please address all such requests to Point Therapeutics, Inc., 125 Summer Street, Boston, Massachusetts 02110, Attention: Investor Relations.

Voting and Revocability of Proxy

Registered shareholders can vote their shares by mail or telephone as indicated on the enclosed proxy card. Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Corporate Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to (i) approve Proposal No. 1 to elect the nominees to the Board of Directors, and (ii) approve Proposal No. 2 to amend our corporate charter to increase the number of authorized shares of common stock from 35,000,000 to 75,000,000, both as set forth in the accompanying Notice of 2004 Annual Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the annual meeting.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our Annual Report on Form 10-K, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document if you write or call us at the following address or telephone number: Point Therapeutics, Inc., 125 Summer Street, Boston, Massachusetts 02110, Attention: Investor Relations, (617) 933-2130. If you want separate copies of the Proxy Statement and Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2004, certain information concerning beneficial ownership of our stock (as determined under the rules of the SEC) by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each of our Directors and nominees for Director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all Directors and executive officers as a group.

Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Except as otherwise indicated, the address for each person is to the care of Point Therapeutics, Inc., 125 Summer Street, Boston, MA 02110.

Name	Number of Shares Beneficially Owned	Percentage of Class
Principal Stockholders:
Federated Investors, Inc. (1) Federated Investors Towers Pittsburgh, PA 15222-3779	2,800,525	14.94%
ProQuest Investments (2) 600 Alexander Park Road, Suite 204 Princeton, NJ 08540	2,625,000	13.73
Deutsche Bank AG, London Branch 527 Madison Avenue, 8th Floor New York, NY 10022	1,000,000	5.48
Thomas M. Claflin II (3) c/o Claflin Capital Management 10 Liberty Square, Suite 300 Boston, MA 02109	991,490	5.42
J. Jay Lobell (4) 365 West End Avenue New York, NY 10024	1,000,000	5.39

Name	Number of Shares Beneficially Owned	Percentage of Class
Claflin Capital Management (5) 10 Liberty Square, Suite 300 Boston, MA 02109	946,490	5.19
Graystone Venture Partners, LLC (6) One Northfield Plaza, Suite 530 Northfield, IL 60093	923,902	5.02

Directors and Executive Officers:
Donald R. Kiepert, Jr. (7)	780,793	4.23
Richard N. Small (8)	332,291	1.80
Barry Jones, Ph.D. (9)	109,910	*
Michael P. Duffy (10)	88,900	*
Timothy J. Barberich (11)	77,508	*
William J. Whelan, Jr. (12)	76,212	*
Daniel T. Roble (13)	65,808	*
Larry G. Pickering (14)	25,000	*
Margaret J. Uprichard, Pharm. D. (15)	25,000	*
All directors and executive officers as a group (10 persons) (16)	2,547,913	13.31

*	Beneficial ownership does not exceed 1% of our outstanding common stock.
(1)	Consists of 1,300,525 shares of common stock held by the Federated Kaufmann Fund, 650,000 shares of common stock held by the Federated Kauffmann Small-Cap Fund, a portfolio of Federated Equity Funds, 350,000 shares owned by American Skandia Trust, a portfolio of Federated Equity Funds, 325,000 shares issuable to the Federated Kauffmann Small-Cap Fund upon the exercise of common stock warrants and 175,000 shares issuable to American Skandia Trust upon the exercise of common stock warrants.
(2)	Consists of 1,036,000 shares of common stock held by ProQuest Investments II, L.P., 674,100 shares of common stock held by ProQuest Investments, L.P., 31,150 shares of common stock held by the ProQuest Investments II Advisors Fund, L.P., 8,750 shares of common stock held by the ProQuest Companion Fund, L.P., 518,000 shares issuable to ProQuest Investments II, L.P. upon the exercise of common stock warrants, 337,050 shares issuable to ProQuest Investments, L.P. upon the exercise of common stock warrants, 15,575 shares issuable to the ProQuest Investments II Advisors Fund, L.P. upon the exercise of common stock warrants and 4,375 shares issuable to by the ProQuest Companion Fund, L.P. upon the exercise of common stock warrants. Each of Pasquale DeAngelis, Jay Moorin, Alain Schreiber and Joyce Tsang, in their capacity as managing members of ProQuest Associates LLC and ProQuest Associates II LLC, the respective general partners of the aforementioned limited partnerships, has voting and investment power with respect to these shares but disclaims beneficial ownership with respect to these shares except to the extent of his or her respective pecuniary interest therein.
(3)	Consists of 329,248 shares of common stock held by the Claflin Capital VI Fund, 231,832 shares of common stock held by the Claflin Capital VII Fund and 385,410 shares of common stock held by the Black Diamond Fund, L.P. Mr. Claflin in his capacity of President and Chief Executive Officer of Claflin Capital Management has voting and investment power with respect to these shares but disclaims beneficial ownership with respect to these shares. Also includes 45,000 shares issuable to Mr. Claflin upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.

(4)	Consists of 600,000 shares of common stock held by the Rosenwald Family Trust, for which Mr. Lobell serves as the trustee, 100,000 shares owned directly by Mr. Lobell, 250,000 shares issuable to the Rosenwald Family Trust upon the exercise of common stock warrants and 50,000 shares issuable to Mr. Lobell upon the exercise of common stock warrants.
(5)	Consists of 329,248 shares of common stock held by the Claflin Capital VI Fund, 231,832 shares of common stock held by the Claflin Capital VII Fund and 385,410 shares of common stock held by the Black Diamond Fund, L.P. Mr. Claflin in his capacity of President and Chief Executive Officer of Claflin Capital Management has voting and investment power with respect to these shares but disclaims beneficial ownership with respect to these shares.
(6)	Consists of 753,983 shares of common stock held by Graystone Venture Direct Equity, L.P., which is managed by Graystone Venture Partners, LLC, and 169,916 shares issuable to Graystone Venture Direct Equity, L.P., upon exercise of common stock warrants. Each of Edward K. Chandler and Judith Baltman Meyer, in their capacity as managing directors of Graystone Venture Partners, LLC, has voting and investment power with respect to these shares but disclaims beneficial ownership with respect to these shares.
(7)	Includes 216,063 shares issuable to Mr. Kiepert upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.
(8)	Includes 170,053 shares issuable to Mr. Small upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.
(9)	Consists solely of shares issuable to Dr. Jones upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.
(10)	Consists solely of shares issuable to Mr. Duffy upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.
(11)	Consists solely of shares issuable to Mr. Barberich upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004. Mr. Barberich, our director who is also Chairman of the Board of Directors and Chief Executive Officer of Sepracor Inc., another one of our stockholders, disclaims beneficial ownership of any shares owned by Sepracor Inc.
(12)	Includes 65,808 shares issuable to Mr. Whelan upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.
(13)	Consists solely of shares issuable to Mr. Roble upon the exercise of options currently exercisable or exercisable within 60 days of June 30, 2004.
(14)	Consists solely of shares issuable to Mr. Pickering upon the exercise of options currently exercisable or will become exercisable within 60 days of June 30, 2004.
(15)	Consists solely of shares issuable to Dr. Uprichard upon the exercise of options currently exercisable within 60 days of June 30, 2004.
(16)	Includes 889,051 shares of common stock subject to options currently exercisable or will become exercisable within 60 days of June 30, 2004.
(17)	As of June 30, 2004, there were 18,248,298 common stock shares of Point outstanding.
(18)	Information included in this report was derived from various sources known to us including filings made with the SEC, statements filed with us by our directors and executive officers and our company records.

We maintain four stock option plans; the 1997 Stock Option Plan, as amended, the Amended and Restated 1994 Stock Option Plan, the 1994 Directors’ Stock Option Plan, as amended, and the 2003 Stock Option Plan for Non-Employee Directors (the “Plans”), which were approved by both our Board of Directors and stockholders.

The following table gives information about awards under the Plans as of December 31, 2003:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,261,023	$2.32	1,517,645
Equity compensation plans not approved by stockholders	—	—	—

Total	2,261,023	$2.32	1,517,645

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of our outstanding common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with all copies of Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that during the fiscal year ended December 31, 2003, all filing requirements were timely satisfied, except that for each of Messrs. Kiepert, Small, Duffy, Barberich, Claflin, Roble and Whelan and Drs. Jones and Uprichard, Forms 4 reporting options granted under one of the applicable Plans for the fiscal year were filed in compliance with the previously effective reporting rules but late under the most recent revisions to such rules. In addition, a Form 4 reporting a grant to Mr. Claflin under the 2003 Option Plan for Non-Employee Directors was subsequently amended to also include the purchase by an affiliate of Mr. Claflin of shares of our common stock in a recently consummated private placement, which purchase we had otherwise previously reported.

Director Independence

The majority of our directors are independent under the NASDAQ listing standards and the applicable rules of the SEC. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are each composed entirely of directors who are independent under the NASDAQ listing Standards and the applicable rules of the SEC.

Code of Ethics and Conduct

Our board of directors adopted a new code of business ethics and conduct, The Point Therapeutics Corporate Code of Ethics and Conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees, on March 16, 2004. If we make substantive amendments to this Code of Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment in a report on Form 8-K within five days of such amendment or waiver. For more information, please refer to the Code of Ethics attached to this Proxy Statement as Appendix A. The Code of Ethics will also be posted on the corporate governance section of our website at www.pther.com.

Votes Required

The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for the purpose of determining whether a quorum exists at the Meeting.

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. In addition, the affirmative vote of the holders of a majority of outstanding shares of our common stock is required to approve the increase in our authorized number of common stock.

Stockholders who abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on a matter that requires the affirmative vote of either a certain percentage of the votes cast or shares voting on a matter.

PROPOSAL 1 — ELECTION OF DIRECTORS

Directors and Nominees for Director

At this time, our Board of Directors consists of six directors, and we are expanding the Board to have seven directors. At the Meeting, the stockholders will vote to elect seven directors for a term ending at the next annual meeting and until each such director’s successor is duly elected and qualified.

The information below sets forth the name of each person nominated to serve for a term expiring on the date of the next annual meeting and until his respective successor is elected and qualified. Each nominee has consented to be named as a nominee and, to our present knowledge, is willing and able to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the Meeting (a situation which is not expected), proxies solicited hereunder will be voted in favor of those who remain as candidates and may be voted for substitute nominees, unless the Board determines to reduce the number of directors. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted “FOR” the election of the following persons:

The following table sets forth the name, age as of June 30, 2004, positions and offices of each person who serves as our director:

Name	Age	Position
Donald R. Kiepert, Jr.	56	Chairman of the Board of Directors, President and Chief Executive Officer
Timothy J. Barberich (1)(2)(3)	56	Director
Thomas M. Claflin (2)	63	Director
Larry G. Pickering	61	Director
Daniel T. Roble (1)(3)	58	Director
William J. Whelan, Jr. (1)(2)	49	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee

Except for Mr. Barberich and Mr. Pickering, each person who serves as our director was appointed as a director on March 15, 2002, pursuant to the terms of the Merger Agreement among Point, PT Acquisition Corp. and Point Therapeutics Massachusetts, Inc. (“Point Massachusetts”). No director or executive officer of Point is related to any other director or executive officer of Point by blood or marriage.

Mr. Kiepert has served as our President, Chief Executive Officer and as a director since March 2002, the date of the merger with Point Massachusetts, and served as President, Chief Executive Officer and as a director of Point Massachusetts since its inception in 1996. Prior to that, he was President and Chief Executive Officer of Chartwell Home Therapies, a home infusion services company, from 1989 to 1996. Mr. Kiepert also started and managed several healthcare-based companies and worked in various management positions at Baxter Travenol, Inc. Mr. Kiepert presently serves as chairman and as a director of two private companies. Mr. Kiepert received his M.S. degree in clinical pharmacy from Purdue University.

Mr. Barberich has served as our director since inception in 1993 and was Chairman of the Board of Directors from 1993 until March 1996 and from April 1997 until March 15, 2002. Mr. Barberich has also served as a director of Point Massachusetts since March 1999. Mr. Barberich was a founder of Sepracor, Inc. and since 1984, Mr. Barberich has served as Chairman of the Board of Directors and Chief Executive Officer of Sepracor. From 1984 to 1999, Mr. Barberich served as President of Sepracor. Mr. Barberich also serves as a director of BioSphere Medical, Inc. and he also served as a director of Vicuron Pharmaceuticals until February 21, 2003.

Mr. Claflin has served as our director since March 15, 2002 and as a director of Point Massachusetts since December 1999. He is the President and Chief Executive Officer of the venture capital firm of Claflin Capital Management, which he founded in 1978. Prior to forming Claflin Capital, he was a general partner of PaineWebber’s venture capital partnership group and a general partner at the venture capital firm of T.A. Associates.

Mr. Pickering has served as our director since May 24, 2004. He is Global Chairman, CSFB Private Equity. He was previously Vice President, Corporate Development for Johnson & Johnson and an officer of that corporation. Mr. Pickering spent 32 years with Johnson & Johnson companies, starting as a sales representative for Ortho Pharmaceuticals and progressing through increasingly senior positions including national sales manager and division vice president-general manager. He also served as president of the Johnson & Johnson subsidiary, Janssen USA, company group chairman for Johnson & Johnson Consumer Pharmaceuticals and later president of the Johnson & Johnson Development Corporation.

Mr. Roble has served as our director since March 15, 2002 and as a director of Point Massachusetts since January 1997. He is a limited partner in the Health Care Group at the law firm of Ropes & Gray, Boston, Massachusetts. He has practiced law at Ropes & Gray since 1975.

Mr. Whelan has served as our director since March 15, 2002 and as a director of Point Massachusetts since January 1997. He is a partner at the private bank of Brown Brothers, Harriman & Company, where he has worked since 1988. Prior to that, he worked at the Bank of New York as Vice President, Middle Market Lending.

Dr. Benjamin, who will be joining the Board in July, is Chief Medical Officer of the American Red Cross, New England Region. Dr. Benjamin also serves as an Assistant Professor of Pathology at Harvard Medical School and is a member of the Joint Program in Transfusion Medicine. He received his medical training at the University of Cape Town, South Africa, followed by doctoral studies in Immunology at Cambridge University, England. Thereafter, he undertook post-doctoral studies on the molecular mechanisms of antigen presentation at Stanford University, before initiating Hematopathology and Transfusion Medicine training at the Brigham and Women’s Hospital.

Audit Committee Financial Expert

Our Board of Directors has determined that William J. Whelan, the Chairman of our Audit Committee, is an audit committee financial expert, as that term is defined under Regulation S-K, Item 401(h), and that he is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

See “Security Ownership of Certain Beneficial Owners and Management” above for a summary of the shares of common stock owned by each of the directors and director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES PRESENTED.

PROPOSAL 2 — PROPOSAL TO APPROVE

AN INCREASE IN THE AUTHORIZED NUMBER OF COMMON SHARES OF POINT

Introduction

We are seeking stockholder approval to amend Article Fourth of our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of common stock from 35,000,000 to 75,000,000, and make the necessary corresponding change to increase our authorized capital stock to 76,000,000 shares in light of the already authorized aggregate 1,000,000 shares of preferred stock.

If the required vote is obtained at the Annual Meeting, we will file an amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 35,000,000 to 75,000,000, and make the necessary corresponding change to increase the authorized capital stock to 76,000,000 shares.

Background

Our Board of Directors, subject to stockholder approval, adopted and approved an amendment to Article Fourth of the Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 35,000,000 shares to 75,000,000 shares, and to make the necessary corresponding change to increase our authorized capital stock to 76,000,000 in light of the already authorized aggregate 1,000,000 shares of preferred stock. There is no proposal to increase the number of shares of preferred stock that we are authorized to issue.

As of June 30, 2004, the number of shares of our common stock issued or reserved for issuance totaled approximately 25,471,430 shares. In order for us to have a sufficient number of shares available for future issuance, we require approval of this Proposal No. 2.

Reasons for Amendment

We are a development stage biopharmaceutical company with significant cash requirements and no anticipated revenues for the foreseeable future. We believe that our current cash position should be sufficient to fund our projected pre-clinical and clinical activities until the second half of 2005. We will need to raise additional capital to fund our pre-clinical and clinical activities, through the issuance of additional securities and/or by entering into one or more strategic partnerships or collaboration relationships which may also involve us issuing equity securities to the collaboration partners. In addition, we from time to time evaluate new technology opportunities to broaden our portfolio of potential products, including, among other things, in-licensing opportunities and acquisitions. Further and consistent with our past practice, we expect to rely on the granting of stock options to our employees, directors and certain of our advisors to continue to attract and retain talented and motivated individuals.

Our Board of Directors believes that the availability of additional shares of common stock will provide us with the flexibility to issue shares for a variety of additional purposes that our board may deem advisable without further action by our stockholders, unless required by applicable law, regulation or stock market rules. These additional purposes include, among other things, public or private financings, partnerships, collaborations, in-licensing opportunities, acquisitions, equity compensation for our employees, directors and certain of our advisors, and other bona fide corporate purposes. Approval of the proposed amendment to our Restated Certificate of Incorporation, as amended, will give us greater flexibility to pursue these purposes. We expect that the proposed increase in our authorized capital will meet our needs for the next several years.

We do not have any present intention, plan, commitment, arrangement, understanding, or agreement, written or oral, regarding the issuance of common stock subsequent to the increase of authorized shares.

If the amendment is approved, as soon as practicable after the Meeting, we will file an amendment to our Certificate of Incorporation, as amended, with the office of the Delaware Secretary of State to reflect the increase in the authorized number of shares of our common stock. A copy of the Certificate of Amendment of Certificate of Incorporation is set forth in Appendix B to this Proxy Statement and is incorporated herein by reference. You are encouraged to read the Certificate of Amendment carefully.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of outstanding shares of our common stock. Abstentions have the effect of votes against this proposal. Broker “non-votes” will not be counted in determining whether this proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL

Executive Officers

The following is a list of our executive officers and their principal positions with us as of June 30, 2004. Each individual officer, with the exception of Michael P. Duffy, who joined us in May 2002 and Margaret Uprichard, who joined us in January 2003 has served in their respective positions with us since March 15, 2002, the effective date of the merger with Point Massachusetts. All of our officers are employed pursuant to employment agreements.

Name	Age	Position
Donald R. Kiepert, Jr.	56	Chairman, President, Chief Executive Officer, and Director
Richard N. Small	49	Senior Vice President, Chief Financial Officer and Treasurer
Michael P. Duffy	43	Senior Vice President, General Counsel and Secretary
Barry Jones, Ph.D.	55	Senior Vice President, Research
Margaret J. Uprichard, Pharm.D.	45	Senior Vice President, Clinical and Regulatory Affairs

Mr. Kiepert has served as our President, Chief Executive Officer and as a director since March 2002, the date of the merger with Point Massachusetts, and served as President, Chief Executive Officer and as a director of Point Massachusetts since its inception in 1996. Prior to that, he was President and Chief Executive Officer of Chartwell Home Therapies, a home infusion services company, from 1989 to 1996. Mr. Kiepert also started and managed several healthcare-based companies and worked in various management positions at Baxter Travenol, Inc. Mr. Kiepert presently serves as chairman and as a director of two private companies. Mr. Kiepert received his M.S. degree in clinical pharmacy from Purdue University.

Mr. Small has served as our Senior Vice President, Chief Financial Officer and Treasurer since March 2002, the date of the merger with Point Massachusetts, and served as Senior Vice President, Chief Financial Officer and Treasurer of Point Massachusetts since its inception in 1996. Prior to that, he was Vice President and Chief Financial Officer at ImmuLogic Pharmaceutical Corporation from 1992 to 1996. Mr. Small has also worked in various management positions at Dennison Manufacturing Company and the public accounting firm of Coopers and Lybrand LLP. Mr. Small presently serves as a director for a private company.

Mr. Duffy has served as our Senior Vice President, General Counsel and Secretary since May 2002. Prior to that, he was Senior Vice President, General Counsel and Secretary of Digital Broadband Communications, Inc. from 1999 through 2002. Mr. Duffy was also Senior Vice President, General Counsel and Secretary of ETC w/tci, a sub-portfolio of TCI Ventures, Inc. / Liberty Media Corporation from 1996 through 1999. Prior to that, Mr. Duffy practiced law at Ropes & Gray in Boston, Massachusetts. Mr. Duffy is also a founder and principal of a private business advisory firm.

Dr. Jones has served as our Senior Vice President of Research since January 2003 and as our Vice President of Research since March 2002, the date of the merger with Point Massachusetts and as Vice President of Research of Point Massachusetts since January 2000, and Director of Immunology of Point Massachusetts since 1997. Prior to joining Point Massachusetts, he was Director of Immunology at Procept, Inc., from 1993 through July 1997. Dr. Jones has also held academic research positions at Yale University’s School of Medicine and at Pennsylvania State University.

Dr. Uprichard joined us in January 2003 as Vice President, Clinical and Regulatory Affairs. In December 2003, she was promoted to Senior Vice President, Clinical and Regulatory Affairs. Prior to joining us, she founded a consulting company in drug development and served as Head of Regulatory, Clinical and/or Preclinical Affairs for both Curis, Inc and Paion, GmbH, from 2001-2003. From 1990-2001, Dr. Uprichard held senior positions in both Clinical and Regulatory Affairs for Warner-Lambert/Pfizer in the oncology, neurology, cardiovascular, and rheumatology areas.

Board of Directors and Committee Meetings

During 2003, our Board of Directors met six times. All of our directors attended at least 75% of our Board of Directors meetings and the committees of the Board of Directors on which the director served, except for Mr. Whelan. who attended 67% of our Board of Directors meetings and Mr. Barberich, who attended 50% of our Board of Directors meetings.

Compensation Committee

The Compensation Committee consists entirely of independent directors within the meaning the NASDAQ stock market listing standards and applicable SEC regulations. Current members of the Compensation Committee are Daniel T. Roble, Timothy J. Barberich, and William J. Whelan, Jr. The Compensation Committee met four times during 2003.

The Compensation Committee’s primary responsibilities are to address chief executive officer, executive officer, and senior talent development, retention, performance, succession planning, and to oversee compensation and benefit matters. It reviews the qualifications of the executive officers and nominates executive officers for election by the Board. It reviews and approves our compensation policy to ensure that our compensation strategy supports organizational objectives and stockholder interests, and considers appropriate companies for compensation comparison purposes. The Compensation Committee determines the compensation of the chief executive officer and reviews and approves the compensation of all other executive officers. It approves and recommends, and suggests material changes to, any employee incentive compensation or retirement plans.

The Compensation Committee chooses the outside compensation consultant that we engage, sets the budget for the consultant and reviews the services provided by the consultant to management. The Compensation Committee also meets regularly with the consultant in private sessions without management present.

For further information concerning the duties and responsibilities of the Compensation Committee, see the discussion below under the heading “Report of the Compensation Committee”. In addition, the Compensation Committee Charter, as amended, is attached to this Proxy Statement as Appendix C and will be posted in the corporate governance section of our website at http://www.pther.com.

Audit Committee

The Audit Committee consists entirely of independent directors within the meaning of applicable SEC regulations and the NASDAQ stock market listing standards. Current members of the Audit Committee include William J. Whelan, Thomas M. Claflin, and Timothy J. Barberich. The Board of Directors has determined that William J. Whelan, chair of the Audit Committee, qualifies as an audit committee financial expert, who is independent within the meaning of SEC regulations and NASDAQ stock market listing standards. The Audit Committee met four times during 2003.

The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, systems of internal control and the independence and performance of our independent auditor. The Board of Directors has also expanded the Audit Committee’s responsibilities to include hiring the independent auditor (previously the Audit Committee recommended such hiring to the Board of Directors), pre-approving any engagements of the independent auditor for non-audit services, receiving and reviewing the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 13a-14 of the Exchange Act, and reviewing our ethics and compliance programs.

The Audit Committee also reviews our risk management practices, strategic tax planning, preparation of quarterly and annual financial reports and our ethics and compliance processes.

At each Audit Committee meeting, the Committee members meet with our independent auditors without management present and with members of management in separate private sessions, to discuss any matters that the Audit Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements concerning our accounting practices or financial statements.

Beginning in 2004, the Audit Committee will conduct an additional meeting each quarter to review the financial statements prior to the public release of earnings. In 2003, this review was conducted once each quarter by telephone conference call with representatives of management, the independent auditors and the Chair of the Audit Committee (with other Audit Committee members also invited to participate).

The Audit Committee also meets regularly with our chief financial officer, including a separate private session with the chief financial officer without management present.

For more information, please see the discussion below under the heading “Report of the Audit Committee”. The Audit Committee charter, as amended is included as Appendix D to this Proxy Statement and will also be posted on the corporate governance section of our website at http://www.pther.com.

The Nominating and Corporate Governance Committee

The Nominating and Board Governance Committee consists entirely of independent directors within the meaning of NASDAQ stock market listing standards and applicable SEC regulations. The Nominating and

Corporate Governance Committee is responsible for Board governance issues. It recommends to the Board policies relating to the conduct of Board affairs. It periodically evaluates the composition of the Board, the contribution of individual directors, and the Board’s effectiveness as a whole. The Nominating and Corporate Governance Committee also recommends to the Board assignment of Board members to committees. It also reviews compensation for non-employee directors and recommends to the Board changes as appropriate.

The Nominating and Corporate Governance Committee also recommends to our full Board individuals to serve as directors. The Nominating and Corporate Governance Committee recommends to the Board guidelines and criteria for Board membership and reviews with the Board, on a periodic basis, the appropriate skills and characteristics required of Board members in the context of the then current needs of Point. The Nominating and Corporate Governance Committee’s process to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation discussed below is followed, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

The Nominating and Corporate Governance Committee will consider qualified candidates for Director recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the chair of the Nominating and Corporate Governance Committee for further review and consideration. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date of that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Nominating and Corporate Governance Committee, Point Therapeutics,, Inc., 125 Summer Street, Boston, MA 02110, Attention: Corporate Secretary. In addition, our By-laws permit stockholders to nominate individuals, without any action or recommendation by the Nominating and Corporate Governance Committee or the Board, for election as directors at an annual stockholder meeting.

The charter of the Nominating and Corporate Governance Committee is attached to this Proxy Statement as Appendix E and will be posted on the corporate governance section of our website at http://www.pther.com.

Stockholder Communication with the Board of Directors

We have adopted written procedures establishing a process by which our stockholders can communicate with the Board of Directors regarding various topics related to Point. A stockholder desiring to communicate with the Board should send his or her written message to the Board of Directors care of the Corporate Secretary, Point Therapeutics, Inc., 125 Summer Street, Boston, Massachusetts 02110. Each submission will be forwarded, without editing or alteration, by the Corporate Secretary to the Board on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submission will be reviewed and considered. The Board may also request the submitting shareholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Compensation of Directors

Under our current policies, we do not provide cash compensation to members of our Board of Directors for serving on our Board of Directors or for attendance at board and committee meetings. Members of our Board of Directors are reimbursed for reasonable expenses in connection with attendance at board and committee meetings. In consideration for services as directors, we also grant options to purchase shares of our common stock to members of our Board of Directors who are not employed by us.

Each non-employee director is granted an option to purchase 30,000 shares of common stock on the date he or she is first elected or named a director. Thereafter, on a bi-annual basis starting in calendar year 2005 and immediately following the then annual meeting of stockholders, each non-employee director will be awarded an option to purchase 20,000 shares of common stock. The Compensation Committee also has the ability to award stock options to non-employee directors in such amounts and on such terms consistent with our options plans. In 2003, options for a total of 50,000 shares were granted at fair market value to each non-employee director.

Compensation of Executive Officers

The following table provides certain summary information for the fiscal years ended December 31, 2003, 2002 and 2001, concerning compensation paid or accrued by us to or on behalf of the persons who served as our executive officers in 2003:

SUMMARY COMPENSATION TABLE (1)

Name and Principal Position	Annual Compensation					Long-Term Compensation
	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Donald R. Kiepert, Jr. Chairman, President and Chief Executive Officer	2003 2002 2001	$ $ $	309,637 300,000 283,615	$ $ $	90,000 90,000 81,000	— — —	120,000 60,000 41,616	$ $ $	4,120 3,326 110

Richard N. Small Senior Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	$ $ $	196,065 190,000 164,423	$ $ $	57,000 58,000 48,000	— — —	80,000 40,000 20,808	$ $ $	6,161 4,965 72

Michael P. Duffy (3) Senior Vice President, General Counsel and Secretary	2003 2002 2001	$ $	196,065 114,000 —		$57,000 — —	— — —	80,000 106,000 —	$ $	720 96 —

Barry Jones, Ph.D. Senior Vice President, Research	2003 2002 2001	$ $ $	190,961 160,000 137,449	$ $ $	57,000 48,000 27,000	— — —	80,000 30,000 16,646	$ $ $	6,271 4,319 110

Margaret J. Uprichard, Pharm.D. (4) Senior Vice President, Clinical and Regulatory Affairs	2003 2002 2001		$184,719 — —		$10,000 — —	— — —	100,000 — —		$5,503 — —

(1)

The merger between us and Point Massachusetts was effective as of March 15, 2002. Accordingly, the summary compensation information provided in this table for the period from March 16, 2002 through December 31, 2003 was paid entirely by us, and the compensation information for the periods from

January 1, 2002 through March 15, 2002 and the years ending December 31, 2001 consists of compensation paid entirely by Point Massachusetts. In accordance with the merger that took place on March 15, 2002, securities underlying options for the years ending December 31, 2001 granted by Point Massachusetts are presented reflecting the conversion into the right to receive 4.16168 shares of our common stock.

(2)	Other compensation in 2003 includes a matching 401K contribution totaling $3,088, $5,801, $480, $5,719 and $5,143 for Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones and Dr. Uprichard, respectively. Other compensation in 2002 includes a matching 401K contribution totaling $3,002, $4,319 and $4,754 for Mr. Kiepert, Mr. Small and Dr. Jones, respectively. All other amounts in 2003, 2002 and 2001 represent the taxable portion of group term-life insurance.
(3)	Mr. Duffy joined us part-time in May 2002 and full-time in September 2002.
(4)	Dr. Uprichard joined us in January 2003.

Option Grants During 2003

The following table sets forth option grants by us to Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones, and Dr. Uprichard during the year ended December 31, 2003 under our Amended and Restated 1994 Stock Option Plan. The maximum term of each option granted was ten years from the date of grant, subject to earlier termination in the event of resignation or termination of employment. The percentage of the total options granted to our employees in 2003 shown in the table below is based on options to purchase an aggregate of 615,000 shares of our common stock granted to employees during the year ended December 31, 2003. The exercise price of each option was equal to the fair market value of our common stock on the date of grant as determined by the Board of Directors.

The potential realizable values are net of the exercise prices and before taxes associated with the exercise, and are based on the assumption that our common stock would have appreciated at the annual rate shown from the date of the grant until the expiration of the ten-year option term. We have calculated these numbers based on the rules of the SEC, and they do not represent our estimate or projection of our future common stock prices. The amounts reflected in the table may not necessarily be achieved. The actual amount the executive officer may realize will depend upon the extent to which the stock price exceeds the exercise price of the options on the exercise date.

	Option Grants Individual Grants			Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Or Base Price ($/Sh)		5%($)	10%($)
Donald R. Kiepert, Jr.	120,000	19.5%	$0.80	4/02/2013	$156,374	$248,999
Richard N. Small	80,000	13.0%	$0.80	4/02/2013	$104,249	$166,000
Barry Jones, Ph.D.	80,000	13.0%	$0.80	4/02/2013	$104,249	$166,000
Michael P. Duffy	80,000	13.0%	$0.80	4/02/2013	$104,249	$166,000
Margaret J. Uprichard, Pharm.D.	60,000	9.8%	$0.65	1/22/2013	$63,527	$101,156
Margaret J. Uprichard, Pharm.D.	40,000	6.5%	$0.80	4/02/2013	$52,125	$83,000

Aggregated Option Exercises and Fiscal-Year-End Option Values

The following table sets forth option exercises by Mr. Kiepert, Mr. Small, Dr. Jones, Mr. Duffy and Dr. Uprichard and value of in-the-money unexercised options held by each such person at December 31, 2003.

The value of unexercised in-the-money options held at December 31, 2003 represents the total gain which the option holder would realize if the option holder exercised all of the in-the-money options held at December 31, 2003, and is determined by multiplying the number of shares of our common stock underlying the options by the difference between $3.35 (which was the fair market value per share of our common stock at fiscal year end December 31, 2003) and the applicable per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

	Shares Acquired On Exercise (#)	Value Realized ($)	Number Of Securities Underlying Unexercised Options At FY-End (#)		Value Of Unexercised In-The-Money Options At FY-End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Donald R. Kiepert, Jr.	—	—	150,255	196,213	$20,128	$323,103
Richard N. Small	—	—	129,648	125,606	59,839	215,176
Barry Jones, Ph.D.	—	—	75,127	113,945	40,673	212,281
Michael P. Duffy	—	—	53,000	133,000	100,700	304,700
Margaret J. Uprichard, Pharm.D.	—	—	—	100,000	—	264,000

Employment Agreements

We have employment agreements with the following executive officers:

•	Donald R. Kiepert, Jr., Chairman, President and Chief Executive Officer

•	Richard N. Small, Senior Vice President, Chief Financial Officer and Treasurer

•	Barry Jones, Ph.D., Senior Vice President, Research

•	Michael P. Duffy, Senior Vice President, General Counsel and Secretary

•	Margaret J. Uprichard, Pharm.D., Senior Vice President, Clinical and Regulatory Affairs

Mr. Kiepert’s employment agreement provides for his employment as Chairman of the Board of Directors, President and Chief Executive Officer through October 31, 2004. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The agreement provides for a base salary, currently $345,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Mr. Kiepert’s agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Kiepert terminates his agreement for good reason, as that term is defined in the agreement, he is entitled continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Kiepert’s agreement is terminated under certain circumstances following a change of control, as that term is defined in the agreement, we are obligated to pay him a lump-sum payment equal to two times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $50,000 for fringe benefits.

Mr. Small’s employment agreement provides for his employment as Senior Vice President, Chief Financial Officer and Treasurer through October 31, 2004. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $220,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Mr. Small’s employment agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Small terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Small’s employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay him a lump-sum payment equal to one and one-half times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Dr. Jones’ employment agreement provides for his employment as Senior Vice President, Research through January 1, 2006. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $220,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Dr. Jones’ employment agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Jones terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Jones’ employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay him a lump-sum payment equal to one and one-half times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Mr. Duffy’s employment agreement provides for his employment as Senior Vice President, General Counsel and Secretary through May 28, 2005. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $220,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Mr. Duffy’s employment agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Duffy terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Duffy’s employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay him a lump sum payment equal to one and one-half times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Dr. Uprichard’s employment agreement provides for her employment as Senior Vice President, Clinical and Regulatory Affairs through January 13, 2006. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $220,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Dr. Uprichard’s employment agreement for any reason other than for cause, as that term is defined in the agreement, she is entitled to continue to receive her base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Uprichard terminates her agreement for good reason, as that term is defined in the agreement, she is entitled to continue to receive her base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Uprichard’s employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay her a lump sum payment equal to one and one-half times the sum of her base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Report of the Compensation Committee

Overview and Philosophy

The Compensation Committee’s primary responsibilities are to address chief executive officer, executive officer, and senior talent development, retention, performance, succession planning, and to oversee compensation and benefit matters. It reviews the qualifications of the executive officers and nominates executive officers for election by the Board. It reviews and approves our compensation policy to ensure that our compensation strategy supports organizational objectives and stockholder interests, and considers appropriate companies for compensation comparison purposes. The Compensation Committee determines the compensation of the chief executive officer and reviews and approves the compensation of all other executive officers. It approves and recommends, and suggests material changes to, any employee incentive compensation or retirement plans. The Compensation Committee chooses the outside compensation consultant that we engage, sets the budget for the consultant and reviews the services provided by the consultant to management. The Compensation Committee also meets regularly with the consultant in private sessions without management present.

Executive Compensation and Benefit Program

The objectives of our executive compensation program are to:

•	Attract and retain key executives critical to our long-term success;

•	Align the interests of the executive officers with the interests of stockholders and our success; and

•	Recognize and reward individual performance and responsibility

General.    Our executive compensation program consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit programs that are available to all of our employees. These benefits include medical, dental, life insurance, 401(k) and Section 125 plans.

We believe that base salary should be maintained at a competitive level, sufficient to recruit and retain individuals possessing the skills and experience necessary to achieve our goals and objectives over the long term. Base salary levels are generally established with reference to various industry-related surveys and the recommendations of compensation consultants. Periodic adjustments in base salary may be made by reference to competitive factors as well as an employee’s individual performance. Other benefits are maintained at what the Committee believes is an industry-competitive level.

Base Compensation.    Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of our development and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and our performance as a whole. In determining base salaries, the Compensation Committee not only considers our short term performance, but also the success of the executive officers in developing and executing our strategic plans, developing management employees and exercising leadership in our development.

Short-Term Incentive Compensation.    The Compensation Committee has discretionary authority to award bonuses on an annual basis to individual executive officers. The Compensation Committee believes that annual bonuses provide significant incentives to our executive officers because they enable the Compensation Committee to reward outstanding individual achievement.

Long-Term Incentive Compensation.    We provide long-term incentives to our executive officers and key employees in the form of stock options. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant long-term stock ownership in our common stock. Stock options are granted at an option exercise price that is determined by the Board as of the date of grant. However, the option exercise price may not be less than the fair market value of the common stock at the time the option is granted. Accordingly, these stock options will only have value if our stock price increases above the fair market value of the common stock at the time they were granted. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, we evaluate a variety of factors, including (i) the level of the executive, (ii) option grants awarded by competitors to executives at comparable job levels, and (iii) past, current and prospective service to us rendered, or to be rendered, by the executive.

Compensation of Chief Executive Officer.    Based on the executive compensation policy and components described above, the Compensation Committee recommended the salary and incentive bonus received by Donald R. Kiepert, Jr., our President and Chief Executive Officer, for services rendered in fiscal year 2003. Mr. Kiepert received a base salary of $300,000 from January through September 2003 and a base salary of $330,000 for the remainder of 2003. Dr. Kiepert also earned a bonus of $90,000 for the year. Mr. Kiepert’s compensation for 2003 was set within the range of compensation for chief executives with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, with reference to information from compensation consultants, as determined and approved by the Compensation Committee. Specific factors the Compensation Committee considered in determining Mr. Kiepert’s compensation included our success in capital raising activities, advances in the clinical development of our lead product PT-100, and progress made in our staffing and organizational development.

Section 162(m).    Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for compensation over $1 million paid to its Chief Executive Officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. We generally intend to structure grants of stock options to our executive officers to comply with the statute and thereby to mitigate any disallowance of deductions under Section 162(m) of the Code. However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when the Compensation Committee believes that such payments are appropriate, after taking into consideration circumstances such as changing business conditions or the officer’s individual performance, and are in the best interest of the stockholders. In any event, there can be no assurance that compensation attributable to stock options will be exempted from Section 162(m).

COMPENSATION COMMITTEE

Daniel T. Roble, Chairman

Timothy J. Barberich

William J. Whelan, Jr.

This Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Compensation Committee Interlocks and Insider Participation

Board members who served on the Compensation Committee during fiscal year 2003 were Mr. Barberich, Mr. Roble and Mr. Whelan. Neither Mr. Barberich, Mr. Roble nor Mr. Whelan was at any time during 2003, or formerly, an officer or employee of ours or any of our subsidiaries. Mr. Whelan does not have any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. Mr. Barberich is Chairman of the Board and Chief Executive Officer of Sepracor Inc., a beneficial owner of approximately 2.9% of our common stock as of December 31, 2003, and Mr. Roble is a limited partner at Ropes & Gray LLP, one of our outside legal service providers. Please see “Certain Relationships and Related Transactions” below for additional disclosure regarding Mr. Barberich’s and Mr. Roble’s relationships with Point.

None of our executive officers in 2003 served as a member of the Compensation Committee (or other committee serving an equivalent function).

Report of the Audit Committee

The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, systems of internal control and the independence and performance of our independent auditor. The Board of Directors has also expanded the Audit Committee’s responsibilities to include hiring the independent auditor (previously the Audit Committee recommended such hiring to the Board of Directors), pre-approving any engagements of the independent auditor for non-audit services, receiving and reviewing the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 13a-14 of the Exchange Act, and reviewing Point’s ethics and compliance programs.

The Audit Committee is currently composed of three of our independent, non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirements that:

•	all Audit Committee members are “independent directors” as that term is defined by NASD Rule 4200(a)(15);

•	all Audit Committee members are able to read and understand fundamental financial statements; and

•	at least one Audit Committee member is an “Audit Committee Financial Expert” as defined by 17 CFR Part 228.41(e).

The Audit Committee has determined that its Chairman, William J. Whelan, qualifies as an “Audit Committee Financial Expert” and also that he is independent from Point’s management under the Exchange Act and NASD standards.

In 2003, the Audit Committee held two regular meetings and two Committee Chairman earnings release clearance teleconferences.

The Audit Committee operates under a written charter adopted by the Audit Committee that reflects standards contained in the NASD rules. The Audit Committee reviews this charter annually. A complete copy of the current charter of the Audit Committee is attached to this proxy statement as Appendix D and will also be posted on the corporate governance section of our website at www.pther.com.

Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of the audit, including:

•	the independent auditors’ responsibilities under generally accepted auditing standards;

•	the independent auditors’ judgments about the quality of Point’s accounting principles;

•	the adoption of, or a change in, accounting policies;

•	sensitive accounting estimates;

•	accounting for significant unusual transactions and for controversial or emerging areas;

•	significant audit adjustments;

•	unadjusted audit differences considered to be immaterial;

•	other information in documents containing audited financial statements;

•	total fees for management consulting services and types of services rendered;

•	disagreements with management on financial accounting and reporting matters;

•	major issues discussed with management prior to retention;

•	consultation with other accountants;

•	difficulties encountered in performing the audit; and

•	material errors, fraud and illegal acts.

We have discussed with the independent auditors the matters required to be discussed by this Statement.

Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent auditors to communicate, at least annually, with the Committee regarding all relationships between the independent auditors and Point that, in the professional judgment of the independent auditors, may reasonably be thought to bear on their independence. We have received and reviewed the written disclosures and the letter from the independent auditors required by this Standard, and we have discussed with the independent auditors the independent auditors’ independence. When considering the auditors’ independence, we considered whether their provision of services to Point beyond those rendered in connection with their audit and review of Point’s consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. We also reviewed, among other things, the amount of fees paid to the auditors for audit and non-audit services in 2003. Information about the auditors’ fees for 2003 is included below in this proxy statement under “Independent Auditors.” Based on these discussions and considerations, we are satisfied as to the auditors’ independence.

We have reviewed and discussed with management and the independent auditors Point’s audited financial statements as of and for the year ended December 31, 2003, and we recommended to the Board of Directors that these audited financial statements be included in Point’s Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE

William J. Whelan, Jr., Chairman

Thomas M. Claflin II

Timothy J. Barberich

This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Independent Auditors Fees and Other Matters

The Audit Committee has appointed Ernst & Young LLP to examine our financial statements for the fiscal year 2004. In 2003, in addition to audit services, Ernst & Young LLP provided tax compliance and tax preparation services to us. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of Ernst & Young LLP. We understand the need for Ernst & Young LLP to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Ernst & Young LLP, our Audit Committee has restricted the non-audit services that Ernst & Young LLP may provide to us primarily to tax services and merger and acquisition due diligence and audit services. In addition, we will obtain these non-audit services from Ernst & Young LLP only when the services offered by Ernst & Young LLP are more economical and efficient than services available from other service providers.

The aggregate fees billed for professional services Ernst & Young LLP in 2003 and 2002 for these various services were:

	2003	2002
Audit Fees	$115,000	$97,000
Audit Related Fees	3,000	—
Tax and related Fees	26,000	36,000

Total	$144,000	$133,000

In addition, PricewaterhouseCoopers LLP billed us an aggregate of $87,000 for fees rendered to us in conjunction with tax filings, the Merger Agreement and S-4 filing between us and Point Massachusetts during the fiscal year ended December 31, 2002.

Appointment of Independent Auditor and Pre-Approval of Audit and Non-Audit Services

The Audit Committee has selected Ernst & Young LLP to serve as our independent accountants for fiscal year 2004. All of the Ernst & Young LLP fees for 2003 shown above were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Comparative Stock Performance

The graph below compares the cumulative total stockholder return on our common stock for the period from January 1, 1999 through December 31, 2003 with the cumulative total return on (i) Nasdaq Biotechnology Index and (ii) Russell 2000 Index. The comparison assumes investment of $100 on January 1, 1999 in the common stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

COMPANY/INDEX/MARKET	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
Point Therapeutics, Inc.	$100.00	$355.45	$14.81	$22.51	$3.85	$19.85
Nasdaq Biotechnology Index	$100.00	$214.99	$283.80	$243.92	$162.59	$235.53
Russell 2000 Index	$100.00	$119.59	$114.43	$115.60	$90.65	$131.78

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 15, 2001, HMSR and PT Acquisition Corp., a wholly-owned subsidiary of HMSR formed for the purpose of consummating a merger transaction, entered into an Agreement and Plan of Merger with Point Massachusetts. On March 15, 2002, HMSR’s stockholders approved a 1-for-10 reverse split of HMSR’s common stock and a name change from HMSR Inc. to Point Therapeutics, Inc. The stockholders of Point Massachusetts also approved on March 15, 2002 the merger agreement previously entered into by both parties. The merger became effective on March 15, 2002, at which time, Point Massachusetts became our wholly-owned subsidiary. Point Massachusetts subsequently changed its name to “Point Therapeutics Massachusetts, Inc.”

As noted above, Mr. Barberich, our director, is a Chairman of the Board of Directors and Chief Executive Officer of Sepracor, which beneficially owned approximately 31.5% of HMSR’s common stock as of December 31, 2001. Mr. Barberich also has served as a director of Point Massachusetts since March of 1999. As of December 31, 2001, Mr. Barberich beneficially owned approximately 1% of HMSR’s outstanding common stock and less than 1% of Point Massachusetts’ outstanding common stock. Mr. Barberich’s interests were disclosed to and considered by HMSR’s and Point Massachusetts’ Boards of Directors in connection with their consideration of the merger. Mr. Barberich abstained from voting on the merger and the merger agreement at the meetings of each company’s Board of Directors because of these interests.

Mr. Daniel T. Roble, our director, is a limited partner of the law firm of Ropes & Gray LLP. Ropes & Gray LLP provided Point Massachusetts with legal services in the past and currently provides legal services to us.

STOCKHOLDER PROPOSALS — 2005 ANNUAL MEETING

Any proposal that a stockholder of Point wishes to be considered for inclusion in our proxy statement and proxy for the 2005 Annual Meeting of Stockholders (the “2005 Annual Meeting”) must be submitted to our Corporate Secretary at 125 Summer Street, Boston, Massachusetts 02110, no later than Monday, March 30, 2005.

If one of our stockholders wish to present a proposal before the 2005 Annual Meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy, such stockholder must also give written notice to our Corporate Secretary at the address noted above. The Corporate Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2005 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2005 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

You also may propose candidates for consideration by the Nominating and Corporate Governance Committee for nomination as directors by writing to us. In order to nominate a director for election at next year’s annual meeting of stockholders, you must comply with the Director recommendation procedures described on page 9.

FINANCIAL STATEMENTS AND FORM 10-K/A ANNUAL REPORT

Our audited financial statements for the fiscal year ended December 31, 2003 and certain other related financial and business information of Point are contained in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, as filed by Point with the SEC on June 1, 2004 (including exhibits). Copies of such Annual Report on Form 10-K/A, including financial statements, may be obtained without charge by contacting us at Point Therapeutics, Inc., 125 Summer Street, Boston, Massachusetts 02110, Attention: Investor Relations.

ADDITIONAL INFORMATION

The Board knows of no other business, which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation Committee,” “Report of the Audit Committee” and “Stock Performance Graph” will not be deemed incorporated, unless otherwise specifically provided in such filing.

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.

We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

Michael P. Duffy, Senior Vice President, General Counsel and Secretary

July 6, 2004

Appendix A

POINT THERAPEUTICS, INC.

CORPORATE CODE OF ETHICS AND CONDUCT

-i-

POINT THERAPEUTICS, INC.

CORPORATE CODE OF ETHICS AND CONDUCT

1.    General Policy

It is the policy of Point Therapeutics, Inc. (“Point” or the “Company”) to conduct business in compliance with all applicable laws, rules and regulations. Further, it is our policy to conduct business with integrity. We make this commitment to our partners, to our shareholders, to our community, to those government agencies that regulate Point, and to ourselves.

Each Point employee, officer and director, as well as agents and contractors working on behalf of the Company, must work to comply with the policies set forth in this Code of Ethics and Conduct (the “Code”). All employees, officer and directors should review this Code and make sure that these policies guide their actions. Because of the complex and changing nature of legal requirements, each member of the Company must be constantly vigilant to ensure that their conduct complies with the Code. If any employee, officer or director becomes aware of an issue of legal compliance which is not adequately addressed in this Code, you should notify your supervisor or the Chief Financial Officer. The text of Point’s Corporate Code of Ethics and Conduct can also be found at www.pther.com.

Point takes compliance with laws, regulations, rules and the Code seriously. Any violation of such will result in disciplinary action. Such action may include an oral or written warning, disciplinary probation, suspension, reduction in salary, demotion, or dismissal from employment. These disciplinary actions also may apply to an employee’s supervisor who directs or approves the employee’s improper actions or is aware of those actions, but does not act appropriately to correct them or fails to exercise appropriate supervision.

If a question arises as to whether any action complies with the Company’s policies or applicable law, an employee, officer or director should present that question directly to the Company’s Chief Financial Officer (the “Compliance Officer”). The Compliance Officer’s telephone number (the “Compliance Line”) is (617) 933-2136. The Compliance Officer may also be contacted at the following e-mail address: rsmall@pther.com. Concerns about violations of any part of this Code made to the telephone number may be made anonymously. Any calls, detailed notes and/or emails will be dealt with confidentially. Simply ask your question or give any information you may have. In raising an issue, you may remain anonymous, although you are encouraged to identify yourself. Should you choose to identify yourself, your identity will be kept confidential to the extent feasible or permissible under the law. All employees, officers and directors and agents of the Company have the commitment of the Company and of the Audit Committee of the Company’s Board of Directors that they will be protected from retaliation. However, Point reserves the right to discipline anyone who knowingly makes a false accusation, provides false information to the Company or has acted improperly. Failure to report known or suspected wrongdoing of which any member of the Company has knowledge may, by itself, subject that person to disciplinary action.

This Code generally highlights some of the more important legal principles with which employees, officers and directors and agents are expected to be familiar. The fact that this Code does not specifically reference other applicable laws (some of which may be covered in other Point policies), does not diminish their importance or application.

2.    Compliance with the Law

The Company seeks to comply with all applicable government laws, rules and regulations. We need the cooperation of all employees, officers and directors to do so and to bring lapses or violations to light. While some regulatory schemes may not carry criminal penalties, they control the licenses and certifications that allow Point to conduct its business. Point’s continued ability to operate depends upon your help for compliance.

Some of the regulatory programs which employees may deal with in the course of their duties include, but are not limited to, the following:

•	Labor laws.

•	Occupational Safety and Health regulation.

•	Building, safety, and fire codes.

•	Wage and Hour Laws.

•	Laws and regulations pertaining to the development, manufacture and sale of biopharmaceutical products, including, without limitation, the U.S. Food, Drug & Cosmetic Act and all applicable U.S. Food and Drug Administration regulations and guidance documents relating to the manufacture, promotion and sale of biopharmaceutical products.

The Compliance Officer can provide employees with information on these rules, and can direct questions or concerns to the proper person.

3.    Stocks

Because our stock is a publicly-traded security, certain activities of the Company are subject to certain provisions of the federal securities laws. These laws govern the dissemination or use of information about the affairs of the Company or its subsidiaries or affiliates, and other information which might be of interest to persons considering the purchase or sale of our stock. Violations of the federal securities laws could subject you and the Company to stiff criminal and civil penalties. Accordingly, the Company does not sanction and will not tolerate any conduct that risks a violation of these laws.

a.    Disclosure of Transactions in Company’s Securities

The Securities and Exchange Commission (“SEC”) requires continuing disclosure of transactions in the Company’s publicly traded securities by the Company, its directors, officers, major shareholders and other affiliated persons. We are committed to complying with obligations related this disclosure.

b.    Insider Trading

It is illegal for any person, either personally or on behalf of others, (i) to buy or sell securities while in possession of material nonpublic information, or (ii) to communicate (to “tip”) material nonpublic information to another person who trades in the securities on the basis of the information or who in turn passes the information on to someone who trades. All directors, officers, employees and temporary insiders must comply with these “insider trading” restrictions.

4.    Confidential Information

You will be entrusted with Point’s confidential business information. You are required to safeguard and use such information only for the Company’s purposes. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Point or its partners, if disclosed. You are expected to maintain the confidentiality of any and all such information entrusted to you by Point or its partners. Examples of confidential business information include, but are not limited to: the Company’s trade secrets, business trends, information on product development programs, detailed sales and cost figures, new product or marketing plans, research and development ideas or information, manufacturing processes, and information about potential acquisitions, divestitures and investments. Failure to observe this duty of confidentiality may compromise our competitive advantage over competitors and may additionally result in a violation of securities, antitrust or employment laws. It may also violate agreements providing for the protection of such confidential information. You should not discuss confidential Company information outside the Company, even with your own family.

You may also possess sensitive, privileged information about our partners. These parties properly expect that this information will be kept confidential. Point takes very seriously any violation of a customer’s or partner’s confidentiality and will not tolerate such conduct.

5.    Special Ethical Obligations For Employees With Public Reporting Responsibilities

As a public company, we are also committed to carrying out all continuing disclosure obligations in a full, fair, accurate, timely and understandable manner. Depending on their position with the Company, employees, officers or directors may be called upon to provide information to assure that the Company’s public reports are complete, fair and understandable. Point expects all of its personnel to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Company’s public disclosure requirements.

The Accounting Department bears a special responsibility for promoting integrity throughout the organization, with responsibilities to shareholders both inside and outside of the Company. The Chief Executive Officer, the Chief Financial Officer and other Accounting Department personnel have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the company as a whole that ensures the fair and timely reporting of Point’s financial results and condition.

Employees, officers and directors should promptly report to the Compliance Officer and/or the Chairman of the Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of the Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict. Violations, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment.

6.    Continuing Disclosure Obligations and Accuracy of Business Records

In order to support all our disclosure obligations, it is our policy to record and report our factual information honestly and accurately. Failure to do so is a grave offense and will subject an individual to severe discipline by the Company, as well as possible criminal and civil penalties.

Compliance with established accounting procedures, Point’s system of internal controls, and generally accepted accounting principles is necessary at all times. In order to achieve such compliance, the Company’s records, books and documents must accurately reflect the transactions and provide a full account of Point’s assets, liabilities, revenues and expenses. Knowingly entering inaccurate or fraudulent information into the

Company’s accounting system is unacceptable and may be illegal. Any individual that has knowledge that an entry or process is false and material are expected to consult the Compliance Officer. In addition, it is the responsibility of each member of the Company to give their cooperation to the Company’s authorized internal and external auditors.

Every individual should also be aware that almost all business records of the Company may become subject to public disclosure in the course of litigation or governmental investigation. Records are also often obtained by outside parties or the media. Employees should therefore attempt to be as clear, concise, truthful and accurate as possible when recording any information. They should refrain from making legal conclusions or commenting on legal positions taken by the Company or others. They should also avoid exaggeration, colorful language, and derogatory characterizations of people and their motives. Point will not tolerate any conduct that creates an inaccurate impression of the Company’s business operations.

7.    Protection and Proper Use of Company Assets

Employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes.

a.    Computers, the Internet and Email

Everyone who works with the Company’s computer-based resources is responsible for their appropriate use and protection from theft, damage or loss. Employees should take care to understand the risks and protect and ensure that the security features of the computer-based resources are not compromised. Information created, transmitted or accessed on Company networks is Company property and Point reserves the right to monitor or restrict access to it. Individual supervisors are responsible for ensuring Company resources are used productively or to enhance employees’ skills and job performance.

Computer software used in connection with Point’s business must be properly licensed and used only in accordance with that license. Using unlicensed software could constitute copyright infringement. If an employee has any questions as to whether his or her use of computer software is licensed, he or she should consult with the Company’s General Counsel.

The same level of care should be taken when using Point’s e-mail, internet and voice mail systems as is used in written documents. For example, confidential information about the Company should not be disclosed on electronic bulletin boards, in chat rooms or posted on an internet website.

8.    Corporate Opportunities

Employees, officers and directors are prohibited from (a) taking for yourself personally opportunities that you discover through the use of Company property, information or position, (b) using Company property, information or position for personal gain, and (c) competing with the Company. An employee, officer or director owes a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

9.    Fair Dealing

Employees, officers and directors should endeavor to deal fairly with the Company’s customers, partners, suppliers, competitors and employees. You should not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practices.

10.    Conflicts of Interest

Point employees, officers and directors should avoid all potential conflicts of interest or situations that give the appearance of such conflict of interest. A conflict of interest occurs when the private interest of a Point employee (or an immediate family or household member or someone with whom you have an intimate relationship) interferes, in any way — or even appears to interfere — with the duties performed by the Company employee or with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, such persons are of special concern.

To this end, Point employees, officers or directors may not be employed by, act as a consultant to, or have an independent business relationship with any of Point’s customers, competitors or suppliers. Nor may employees, officers or directors invest in any customer, supplier, or competitor (other than through mutual funds or through holdings of less than 1 percent of the outstanding shares of publicly traded securities) unless they first obtain written permission from the Chief Executive Officer. Employees, officers or directors should not have other outside employment or business interests that place them in the position of (i) appearing to represent Point, (ii) providing goods or services substantially similar to those Point provides or is considering making available, or (iii) lessening their efficiency, productivity, or dedication to Point in performing their everyday duties. Employees, officers and directors may not have an interest in or speculate in anything of value which may be affected by Point’s business. Employees, officers or directors may not divulge or use Point’s confidential information — such as financial data, customer information, and computer programs — for their own personal or business purposes.

Any personal or business activities by an employee, officer or director that may raise concerns along these lines must be disclosed to and approved in advance by the Compliance Officer. You should also obtain the approval of the Compliance Officer when accepting a board position with a not-for-profit entity, when there may be a Company business relationship with the entity or an expectation of financial or other support from the Company.

11.    Gifts, Meals and Entertainment

a.    Entertainment and Gifts

Point recognizes that in some instances, gifts and entertainment can provide an entirely appropriate means of furthering a business relationship. However, no employee, officer or director should accept or provide gifts of more than $100 in connection with their business dealings. The offer or receipt of any such gift over $100 should be reported immediately to the Compliance Officer. Normal business courtesies involving no more than ordinary amenities (such as lunch, dinner, a spectator event, or a golf game) are permitted, as are token non-cash gifts of nominal value. The guiding principle and spirit of this code is that no gift, favor or entertainment, whether a single event or a pattern of behavior, should be accepted or provided if it will obligate, or appear to obligate, the recipient. If you are uncertain about the propriety of a gift, you should contact the Compliance Officer for guidance.

b.    Relationships with Government Personnel

Separate and more stringent gift, meals, and entertainment rules apply to dealings with government officials. Federal and state anti-kickback laws prohibit Point and its representatives from knowingly and willfully offering, paying, requesting, or receiving any money or other benefit, directly or indirectly, in return for obtaining or rewarding favorable treatment in connection with the award of a government contract. Any employee who becomes aware of any such conduct should immediately report it to the Compliance Officer.

The anti-kickback laws must be considered whenever something of value is given or received by Point or its representatives or affiliates that is in any way connected to work performed for the government. There are many transactions that may violate the anti-kickback rules. As a result, no one acting on behalf of Point may offer or accept gifts, loans, rebates, services, or payment of any kind to or from government suppliers and vendors without first consulting the Compliance Officer.

c.    Business Dealings in Foreign Countries

Federal law prohibits U.S. companies, and those acting on their behalf, from bribing foreign officials to obtain or retain business. Foreign officials include officers and employees of a foreign government or of a foreign governmental department or agency. Indirect payments including those to agents or third parties with the knowledge that at least a portion of the payment will be given to a foreign official for an illegal purpose are prohibited. Point will not tolerate any conduct that violates this law.

12.    Interacting with the Government

a.    Relations with Government

Point values its good relations with local, state, federal and foreign governments. We are committed to being a “good corporate citizen” and are proud of the contributions we have made to help the communities where we do business.

The Company’s policy is to deal honestly and fairly with government representatives and agents and to comply with valid and reasonable governmental requests and processes. Be truthful and straightforward in your dealings with governmental representatives and do not direct or encourage another Point employee (or someone else) to provide false or misleading information to any government agent or representative. Do not direct or encourage anyone to destroy records relevant to a fact-finding process.

13.    Privacy

The Company recognizes and understands the importance of balancing work and family life. Even though an employee’s non-work-related activities outside of the Company are considered personal business, employees should always remember that they are a representative of the Company.

14.    Market Competition

Point is committed to complying with all state and federal antitrust laws. The purpose of the antitrust laws is to preserve the competitive free enterprise system. The antitrust laws in the United States are founded on the belief that the public interest is best served by vigorous competition, free from collusive agreements among competitors on price or service terms. The antitrust laws help preserve the country’s economic, political, and social institutions; Point is firmly committed to the philosophy underlying those laws.

While the antitrust laws clearly prohibit most agreements to fix prices, divide markets, and boycott, they also proscribe conduct that is found to restrain competition unreasonably. This can include, depending on the facts and circumstances involved, certain attempts to tie or bundle services together, certain exclusionary activities, and certain agreements that have the effect of harming a competitor or unlawfully raising prices. Any questions that arise in this area should be addressed to the Compliance Officer.

15.    Purchasing

Purchasing decisions must be made in accordance with applicable Company policy. In addition, the prohibitions discussed in Section 11 of this Code, entitled “Gifts, Meals and Entertainment” apply to purchasing decisions made on behalf of the Company. Purchasing decisions must in all instances be made free from any conflicts of interest that could affect the outcome. Point is committed to a fair and objective procurement system which results in the acquisition of quality goods and services for the Company at a fair price.

16.    Political Contributions

Point believes that our democratic form of government benefits from citizens who are politically active. For this reason, Point encourages each of its employees to participate in civic and political activities in his or her own way.

Point’s direct political activities are, however, limited by law. Corporations may not make any contributions — whether direct or indirect — to candidates for federal office. Thus, the Company may not contribute any money or products, or lend the use of vehicles, equipment, or facilities, to candidates for federal office. Nor may the Company make contributions to political action committees that make contributions to candidates for federal office. Neither Point, nor supervisory personnel within Point, may require any employees to make any such contribution. Finally, Point cannot reimburse its employees for any money they contribute to political candidates or campaigns.

Many state laws also limit the extent to which corporations and individuals may contribute to political candidates. Any question about the propriety of political activity or contribution should be directed to the Compliance Officer.

17.    Exports and Imports

There are many U.S. laws governing international trade and commerce which serve to limit the export of certain products to certain countries. Point is committed to complying with those laws. Under no circumstances will Point make sales contrary to U.S. export laws. Because these regulations are complicated and change periodically, employees and agents seeking to make a sale to a customer in a foreign country must first confirm the legal trade status of that country. If an employee or agent is uncertain about whether a foreign sale complies with U.S. export laws, he or she must contact the Compliance Officer for guidance. Point employees and agents should be aware that there are also many U.S. laws that govern the import of items into the United States. Among other things, these laws control what can be imported into the United States, how the articles should be marked, and the amount of duty to be paid. Point complies with all U.S. import laws. If an employee or agent is uncertain about whether a transaction involving the importation of items into the United States complies with these laws, he or she must contact the Compliance Officer for guidance.

18.    Media/Public Relations and Governmental Inquiries

When Point provides information to the news media, securities analysts and stockholders, it has an obligation to do so accurately and completely. In order to ensure that Point complies with its obligations, employees receiving inquiries regarding Point’s activities, results, plans or position on public issues should refer the request to the Company’s Chief Executive Officer, Chief Financial Officer, or the designated corporate spokesperson. Point employees may not speak publicly for the Company unless specifically authorized by senior management.

Although unlikely, a government representative may seek to interview an employee regarding Point’s business activities or an employee’s work at the Company. If an employee is contacted by a government agent or representative and asked to provide information, contact the General Counsel at 617-933-2134.

Occasionally, someone will arrive unexpectedly or a government representative may seek to inspect Company property. If this happens, an employee should immediately notify his or her manager or supervisor and contact the General Counsel at 617-933-2134

19.    Response to Investigations or Government Inquiries

Numerous state and federal agencies have broad legal authority to investigate Point and review its records. Point will comply with subpoenas and respond to governmental investigations as required by law. The Compliance Officer, working with the General Counsel, is responsible for coordinating Point’s response to investigations and the release of any information.

If an employee or officer receives an investigative demand, subpoena, or search warrant involving the Company, it should be brought immediately to the General Counsel. No documents should be released or copied without authorization from the Compliance Officer and the General Counsel. If an investigator, agent or government auditor comes to Point’s corporate headquarters, the Chief Executive Officer should be contacted immediately. In the absence of the Chief Executive Officer, contact Point’s Compliance Officer. Ask the investigator to wait until the contacted individual arrives before reviewing any documents or conducting any interviews. Either the Compliance or the General Counsel is responsible for assisting with any interviews. If Point’s employees are approached by government investigators and agents while they are away from Point’s premises and asked to discuss Company affairs, the employee has the right to insist on being interviewed during business hours with a supervisor or counsel present. Alternatively, any employee may choose to be interviewed or not to be interviewed at all. The Company recognizes the choice of how to proceed in these circumstances is left entirely to the employee. If an employee chooses to speak with government personnel, it is essential that the employee be truthful. Questions may be directed to the Compliance Officer and the General Counsel.

Point employees are not permitted to alter, remove, or destroy documents or records of the Company except in accordance with regular document retention and destruction practices.

20.    Document Retention Policy

The Company has a document retention policy in place to provide reasonable and consistent standards and procedures for the retention and disposal of accounting & financial documents and that provide a routine business practice of maintaining records for a predetermined period of time.

21.    Amendments and Waivers

This Code applies to all Point employees, officers and directors. There shall be no substantive amendment or waiver of any part of the Code affecting the directors, senior financial officers, or executives officers, except by a vote of the Board of Directors, which will ascertain whether an amendment or waiver is appropriate and ensure that the amendment or waiver is accompanied by appropriate controls designed to protect the Company.

In the event that any substantive amendment is made or any waiver is granted, the waiver will be posted on the Company’s website.

EMPLOYEE CERTIFICATION AND AGREEMENT OF COMPLIANCE

I certify that I have read Point’s “Corporate Code of Ethics and Conduct” (the “Code”) and fully understand the obligations set forth in that document.

The Code includes a statement of Point’s policies, which are designed to ensure that the Company and its employees conduct Point’s business in compliance with all federal and state laws governing its operations and the conduct is consistent with the highest standards of business and professional ethics.

I understand that the Code obligates all employees to carry out their duties for Point in accordance with these policies and with applicable laws. I further understand that any violation of these policies or applicable laws, or any deviation from appropriate ethical standards, will subject an employee to disciplinary action. Indeed, I understand that even a failure to report such a violation or deviation may, by itself, subject an employee to disciplinary action.

I am also aware that in the event that I have any question about whether an action complies with Point’s policies or applicable law, I should present that question to my supervisor or, if appropriate, directly to the Company’s Compliance Officer.

With these understandings of my obligations, I agree to act in accordance with the Point policies set forth in the Code. Having read the Code, I am not currently aware of any matter that should be brought to the attention of compliance personnel as a violation or suspected violation of this Code.

Signed:

Print Name:

Date:

Appendix B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

POINT THERAPEUTICS, INC.

Pursuant to Section 242

of the General Corporation Law of

the State of Delaware

Point Therapeutics, Inc. (hereinafter called the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That the Board of Directors of said Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and proposing and declaring said amendment to be advisable. The resolutions setting forth the amendment are as follows:

RESOLVED:	That the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 76,000,000 shares, consisting of (i) 75,000,000 shares of common stock, par value $.01 per share (“common stock”), and (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”).

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Point Therapeutics, Inc. has caused this Certificate to be signed by its duly authorized officer, this      day of             , 2004.

POINT THERAPEUTICS, INC.

By:

Michael P. Duffy
Senior Vice President, General Counsel and Secretary

Appendix C

CHARTER OF THE COMPENSATION COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

POINT THERAPEUTICS, INC.

I.    Organization and Governance of the Committee.    There shall be a committee of the Board of Directors (the “Board”) to be known as the Compensation Committee (the “Committee”). The Committee shall be composed of at least three directors, each of whom shall satisfy the independence requirements of the Nasdaq Stock Market and who shall be appointed by the Board. Committee members may be removed by the Board at its discretion. In addition, at least two members of the Committee shall qualify as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and at least two members of the Committee shall qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

In order to fulfill its role, the Committee shall be organized and governed in the following manner:

•	Action may be taken by the Committee upon the affirmative vote of a majority of the members;

•	Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least 24 hours prior to the meeting;

•	Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing; and

The Committee shall have the authority to delegate to subcommittees of the Committee any of the responsibilities of the full Committee, including, without limitation, (i) delegation to a subcommittee of at least two members of the Committee composed entirely of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of all matters relating to proposed grants or awards of compensation that may be governed by said Section 162(m), and (ii) delegation to a separate subcommittee of at least two members of the Committee composed entirely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 of all matters relating to proposed grants or awards of equity securities that may be governed by said Rule 16b-3.

II.    Statement of Purpose and Responsibilities.    The Committee has direct responsibility to perform the following duties:

•	Assist the Board in developing and evaluating potential candidates for executive positions (including the CEO) and oversee the development of executive succession plans.

•	Review and approve corporate goals and objectives relevant to CEO and other executive officer compensation, evaluate the CEO’s and other executive officers’ performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s and other executive officers’ compensation level based on this evaluation;

•	Make recommendations to the Board regarding compensation, if any, of the Board;

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•	Make recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans and administer the Company’s existing incentive compensation plans and equity-based plans;

•	Produce a compensation committee report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with the proxy rules;

•	Review and assess the adequacy of this charter and submit any changes to the Board for approval;

•	Report its actions and any recommendations to the Board on a periodic basis;

•	Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board; and

•	Review such other matters as the Board or the Committee shall deem appropriate.

III.    Powers of the Compensation Committee.    In order to fulfill its role, the Committee shall have the power to:

•	Adopt, administer, amend or terminate compensation plans applicable to any class of employees of the Company and/or any subsidiary of the Company; provided that no adoption, amendment or termination of any compensation plan under which stock may be issued, or in which a member of the Board may be a participant shall be effective unless the same shall be approved by the Board and, to the extent required by law, by the stockholders; provided, further, that no adoption, amendment or termination of any compensation plan may be made that violates this or any other committee charter of the Company; and

•	When it is determined by the Committee that a consulting firm or expert is to assist in the assessment of the CEO or other senior executive officer compensation, the Committee shall have the authority to retain and terminate such firm or experts and have the authority to approve the consulting firm or other expert’s fee and other retention terms.

C-2

Appendix D

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

POINT THERAPEUTICS, INC.

1. Purpose.    The purpose of the Audit Committee (the “Committee”) shall be to (a) appoint, oversee and replace, if necessary, the independent auditor, (b) assist the Board of Director’s oversight of (i) the preparation of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor; and (c) prepare the report the SEC rules require be included in the Company’s annual proxy statement.

2. Composition of the Audit Committee.    The Committee shall consist of not less than three board members appointed by the Board of Directors of the Company. Committee members may be removed by the Board of Directors in its discretion. Members of the Committee shall each satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the The Nasdaq Stock Market, Inc. (“Nasdaq”) as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee’s compliance with such requirements. Members of the Committee shall be versed in reading and understanding financial statements. No member of the Committee may sit on more than three separate audit committees without the consent of the Board of Directors.

3. Meetings of the Audit Committee.    The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least quarterly, with management, with the internal auditors (or other personnel responsible for the internal audit function), and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors.

4. Responsibilities of the Audit Committee.    The function of the Committee is oversight. While the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

5. Duties and Proceedings of the Audit Committee.    The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

5.1 Oversight of Independent Auditor.

(a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

(b) Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

(c) Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; and recommend to the Board of Directors actions to satisfy the Board of the independence of the auditor.

(d) Establish hiring policies for employees or former employees of the independent auditors.

(e) At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm’s internal quality control procedures and any material issues raised by independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

5.2 Oversight of Audit Process and Company’s Legal Compliance Program.

(a) Review with internal auditors and independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with internal auditors and independent auditor any difficulties with audits and managements’ response.

(b) Review and discuss with management, internal auditors and independent auditor the Company’s system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

(c) Receive and review reports of the independent auditor discussing 1) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and 3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(d) Discuss with management and independent auditor any changes in Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

(e) Review and discuss with management and the independent auditor the annual and quarterly financial statements and MD&A of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards. Discuss with management and independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”

(f) Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies.

(g) Review material pending legal proceedings involving the Company and other contingent liabilities.

(h) Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

(i) Discuss with independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

(j) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

5.3 Other Responsibilities.

(a) Review adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.

(b) Prepare report for inclusion in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

(c) Put in place an appropriate control process for reviewing and approving Company’s internal transactions and accounting.

(d) Report to the Board on a regular basis.

(e) Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

(f) Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company’s investment bankers and financial analysts.

6. Authority and Resources of the Audit Committee.    The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

Appendix E

CHARTER OF THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

POINT THERAPEUTICS, INC.

Organization and Governance of the Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the “Committee”) of the Company shall consist of not less than two members appointed by the Board of Directors (the “Board”) who shall satisfy the independence requirements of the Nasdaq Stock Market. In order to fulfill its role, the Committee shall be organized and governed in the following manner:

•	Committee members will be appointed and removed by the Board;

•	Action may be taken by the Committee upon the affirmative vote of a majority of the members;

•	Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting;

•	Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing; and

•	The Committee may delegate its authority to a subcommittee.

Statement of Purpose.    The purposes of the Committee are (i) to identify individuals qualified to become members of the Board, (ii) to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders, (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and (iv) to oversee the evaluation of the board and its dealings with management and appropriate committees of the board.

Goals and Responsibilities of the Committee.    The responsibilities of the Committee shall include the following:

•	Identify individuals qualified to become board members, consistent with criteria approved by the board, receive nominations for such qualified individuals and review recommendations put forward by the Chief Executive Officer, select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	Establish a policy under which stockholders of the Company may recommend a candidate to the Committee for consideration for nomination as a director;

•	Recommend to the Board qualified individuals to serve as committee members on the various Board committees. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed;

•	Clearly articulate to each director what is expected, including reference to the Company’s corporate governance principles and directors’ basic duties and responsibilities with respect to attendance at board meetings and advance review of meeting materials;

E-1

•	Develop and recommend to the full Board a set of corporate governance principles applicable to the Company. Such principles shall address the following subjects: (i) director qualification standards, (ii) director responsibilities, (iii) director access to management and, as necessary and appropriate, independent advisors, (iv) director compensation, (v) director orientation and continuing education, (vi) management succession and (vii) annual performance evaluation of the board. The Committee shall review the principles on an annual basis, or more frequently if appropriate, and recommend changes as necessary;

•	Review the Company’s practices and policies with respect to directors, including retirement policies and compensation for non-employee directors, the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

•	Review the functions, duties and composition of the committees of the Board and make recommendations to the Board with respect thereto;

•	In concert with the Board, review the Company policies with respect to significant issues of corporate public responsibility, including contributions;

•	Recommend to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the CEO and appropriate committees of the board;

•	Consider and report to the Board any questions of possible conflicts of interest of Board members;

•	Provide for new director orientation and continuing education for existing directors on a periodic basis;

•	Oversee the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;

•	Review and assess the adequacy of this charter and submit any changes to the Board for approval;

•	Report its actions and any recommendations to the Board on a periodic basis; and

•	Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

Powers of the Committee on Directors and Corporate Governance.    In order to fulfill its role, the Committee shall have the authority to retain and terminate a search firm to assist in the identification of director candidates, and have the authority to approve the search firm’s fees and other retention terms.

E-2

ANNUAL MEETING OF STOCKHOLDERS OF

POINT THERAPEUTICS, INC.

August 3, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
					☐	☐	☐
1.	To elect the following nominees for Director to serve for the ensuing year:

2.          Ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 35,000,000 shares to 75,000,000 shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION, ADOPTION AND APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSAL 2 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

NOMINEES:
☐	FOR ALL NOMINEES	°	Donald R. Kiepert, Jr.
		°	Timothy J. Barberich
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	°	Richard J. Benjamin
		°	Thomas M. Claflin II
		°	Larry G. Pickering
☐	FOR ALL EXCEPT	°	Daniel T. Roble
	(See instructions below)	°	William J. Whelan, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

POINT THERAPEUTICS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 3, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

AND SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoints Donald R. Kiepert, Jr., Michael P. Duffy and Richard N. Small, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Point Therapeutics, Inc. (the “Company”) to be held on August 3, 2004, at 10:00 a.m., at the offices of Ropes & Gray LLP, One International Place, 36th Floor, Boston, Massachusetts 02110, and any adjournments thereof, and there to vote and act upon the following matter proposed by us in respect of all of our shares of stock which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

POINT THERAPEUTICS, INC.

August 3, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER

¯    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.    ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
					☐	☐	☐
1.	To elect the following nominees for Director to serve for the ensuing year:

2.          Ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 35,000,000 shares to 75,000,000 shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION, ADOPTION AND APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSAL 2 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

NOMINEES:
☐	FOR ALL NOMINEES	°	Donald R. Kiepert, Jr.
		°	Timothy J. Barberich
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	°	Richard J. Benjamin
		°	Thomas M. Claflin II
		°	Larry G. Pickering
☐	FOR ALL EXCEPT	°	Daniel T. Roble
	(See instructions below)	°	William J. Whelan, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.